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                                                                   EXHIBIT 10.8

                            STOCK PURCHASE AGREEMENT


       THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 28, 1997, is between INTREPID FOOD HOLDINGS, INC., a Delaware corporation (the "Company"), the persons and entities listed on Schedule 1.1 hereto (the "Purchasers"), and William R. Voss (the "Founder").


                                    RECITALS

       The Purchasers and the Founder desire to purchase from the Company, and the Company desires to issue to the Purchasers and the Founder, in the aggregate, 829.647 shares of Series A Preferred Stock of the Company, par value $0.0001 per share (the "Preferred Shares"), and 953.53 shares of Common Stock of the Company, par value $0.001 per share (the "Common Shares;" the Common Shares and Preferred Shares are sometimes referred to herein as the "Shares"), for an aggregate purchase price of $925,000, all upon the terms and subject to the conditions set forth herein.


                                   AGREEMENTS

       In consideration of the recitals and the respective agreements, covenants, representations and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                          SALE AND PURCHASE OF SHARES

       1.1 Sale and Purchase of Shares. Upon the terms and subject to the satisfaction of the conditions set forth herein, and in reliance upon the respective representations and warranties of the parties set forth herein, the Company hereby agrees to sell to each of the Purchasers and the Founder, and each Purchaser and the Founder severally and not jointly agrees to purchase from the Company, at the Closing (as defined herein), the number of Common Shares and Preferred Shares, respectively, set forth next to such Purchaser's or Founder's name on Schedule 1.1, in exchange for the payment of the total purchase price set forth next to such Purchaser's or Founder's name on Schedule 1.1.

       1.2 Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") will take place at the offices of Hopkins & Sutter, Three First National Plaza, Suite 3800, Chicago, Illinois on the date hereof or at such other time, date and place as shall be mutually agreed by the Company, the Purchasers and the Founder. At the Closing:
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       (a)    the Company will deliver to each Purchaser and the Founder certificates for the Common Shares and Preferred Shares, if any, purchased by such Purchaser or the Founder, duly executed and registered in the name of such person or entity; and

       (b) each Purchaser and the Founder will deliver to the Company by wire transfer to any account designated by the Company, or by cancellation of a portion of the Bridge Note (as defined below), or by a combination thereof, a payment equal to the total purchase price for such Shares being purchased by such Purchaser or the Founder, as set forth on Schedule 1.1.


                                   ARTICLE II

                             CONDITIONS TO CLOSING

       The obligation of each Purchaser and the Founder to purchase the Shares being purchased by such Purchaser or the Founder at the Closing is subject to the fulfillment to its satisfaction of each of the following conditions:

       2.1 Representations and Warranties Correct. The representations and warranties made by the Company in Article III shall be true and correct when made, and shall be true and correct as of the Closing as if made at the Closing.

       2.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company at or prior to the Closing shall have been performed or complied with.

       2.3 Registration Agreement. At or prior to the Closing, the Company, the Purchasers, the Founder and the other parties thereto shall have executed and delivered an Amended and Restated Registration Agreement in the form of Exhibit A attached hereto (the "Registration Agreement").

       2.4 Stockholders Agreement. At or prior to the Closing, the Company, the Purchasers, the Founder and the other parties thereto shall have executed and delivered an Amended and Restated Stockholders Agreement in the form of Exhibit B attached hereto (the "Stockholders Agreement").

       2.5    Management Stock Purchase Agreement   At or prior to the Closing,
the Company and the purchasers named therein shall have executed and delivered a Stock Purchase Agreement in the form of Exhibit C attached hereto (the "Management Stock Purchase Agreement").

       2.6 Legal Investment. As of the Closing, the purchase of the Shares by each Purchaser and the Founder shall be legally permitted by all laws and regulations to which the Founder, such Purchaser and the Company are subject.

       2.7 Purchase by Purchasers and Founder. At the closing, each Purchaser and the Founder shall have purchased the number of Shares set forth next to such Purchaser's or Founder's name on Schedule 1.1.





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       2.8    Bridge Note Interest.  Simultaneous with the Closing, the Company shall pay to Frontenac VI Limited Partnership ("Frontenac VI") all interest accrued but unpaid on the Bridge Note through and including the Closing Date.

       2.9 Other Documents and Proceedings. As of the Closing, all corporate and other proceedings in connection with the transactions contemplated hereby, and all documents and instruments incident to such transactions, shall be satisfactory in form and substance to each Purchaser and the Founder, and each Purchaser and the Founder shall have received at or prior to the Closing, all such documents as he or it shall have requested.


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       As a material inducement to Purchasers and the Founder to enter into the transactions contemplated by this Agreement, the Company represents and warrants to Purchasers and the Founder as follows:

       3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

       3.2 Corporate Power. The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement and to issue the Shares to be issued hereunder, and to execute, deliver and perform all other instruments, documents and agreements contemplated or required by the provisions of this Agreement to be executed, delivered or performed by the Company.

       3.3 Authorization of Transaction. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action of the Company, its officers, directors and stockholders and (ii) will not violate, conflict with, result in any breach of any of the terms, conditions or provisions of, constitute (with or without the passage of time or giving of notice or both) a default under, or result in the creation of any lien or encumbrance upon any property of the Company under the provisions of any law, rule, regulation, judgment, writ, injunction, order, decree, agreement, certificate of incorporation, by-law or other instrument to which the Company is a party or by which the Company or any property of the Company may be bound.

       3.4 Binding Obligation: Valid Issuance. This Agreement has been duly executed by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except as the enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity.

       3.5 Capitalization of Company. The Company's authorized capital stock consists of 40,000 shares of Common Stock and 25,000 shares of Series A Preferred Stock. After giving effect to the consummation at the Closing of the transactions contemplated by this Agreement





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and the transactions contemplated by the Management Stock Purchase Agreement, the only shares of capital stock issued and outstanding, reserved for issuance or committed to be issued will be:

       (a) 14,333.33 fully paid and nonassessable shares of Common Stock, duly issued and outstanding and owned of record and beneficially by the persons or entities listed on Schedule 3.5;

       (b) 19,566.667 shares of fully paid and nonassessable Preferred Stock, duly issued and outstanding and owned of record and beneficially by the persons or entities listed on Schedule 3.5; and

       (c) 333 shares of Common Stock reserved for issuance to the Founder pursuant to that certain Amended and Restated Management Option Agreement, dated as of January 28, 1997, by and between the Company and the Founder (the "Founder Option Agreement").

Except as otherwise provided herein, in the Stockholders Agreement, in the Founder Option Agreement or in that certain Employment Agreement, dated October 2, 1995, as amended, by and between the Company and the Founder (the "Employment Agreement"), there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition of any shares of its capital stock or obligations to issue or grant any of the foregoing or any outstanding capital appreciation, profit participation or similar rights with respect to the Company or obligations to issue or grant any such rights.

       3.6 Absence of Conflicts. To the best knowledge of the Company, no member of the State of Wisconsin Investment Board ("SWIB"), or any SWIB employee has a direct or indirect economic interest in the Company or any of its property or contracts, nor will any member of SWIB or SWIB employee receive, directly or indirectly, anything of substantial economic value for his or her private benefit from the Company or any person or entity acting on its behalf in connection with the investment made by SWIB pursuant to this Agreement.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                       OF THE PURCHASERS AND THE FOUNDER

       Each Purchaser and the Founder hereby severally and not jointly represents and warrants to the other parties to this Agreement with respect to itself or himself that:

              (a) such person is acquiring the Shares being acquired by him or it for investment and not with a view to distributing all or any part thereof in any transaction which would constitute a "distribution" within the meaning of the Securities Act of 1933, as amended (the "Securities Act");





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              (b)    such person acknowledges that the Shares have not been
       registered under the Securities Act of 1933, as amended, or any state securities law, and except as provided in the Registration Agreement, the Company is under no obligation to file a registration statement with the Securities and Exchange Commission or any state securities commission with respect to the Shares;

              (c) such person has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of his or its investment in the Shares;

              (d) such person is able to bear the complete loss of its or his investment in the Shares (and, with respect to a Purchaser, is not an entity formed solely to make this investment);

              (e) such person has had the opportunity to ask questions of, and receive answers from, the Company and its management concerning the Shares, and to obtain additional information; and

              (f) such person or entity is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities
       Act).


                                   ARTICLE V

                                   COVENANTS

       5.1 Use of Proceeds. The Company will use the proceeds from the sale hereunder (i) repay to Frontenac VI the Company's obligations under that certain $ 1,000,000 promissory note of the Company payable to Frontenac VI (the "Bridge Note"), to the extent not canceled in payment for Shares, and the accrued interest on such Bridge Note; (ii) for the payment of the Company's fees and expenses incurred in connection with the transactions contemplated hereby; (iii) for the payment of the fee described in the second sentence of
Section 6.9 hereof; and (iv) for general corporate purposes.

       5.2 Legend. Until (a) the securities represented by such certificate are effectively registered under the Securities Act, or (b) the holder of such securities delivers to the Company a written opinion of counsel to such holder to the effect that such legend is no longer necessary under the Securities Act, the Company will cause each certificate representing its securities to be stamped or otherwise imprinted with the following legend:

              "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and thus may not be transferred unless so registered or unless an exemption from registration is available."

       5.3 Section 83(b) Election. The Founder acknowledges that the Shares being purchased by him hereunder are subject to certain repurchase rights by the Company under the





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Employment Agreement and the Founder agrees to timely file an election under section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares purchased by the Founder hereunder.


                                   ARTICLE VI

                                 MISCELLANEOUS

       6.1 Consent to Amendments, Waivers. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Founder and the holder or holders of a majority of the Common Shares and a majority of the Preferred Shares. No other course of dealing between the Company and the holder of any securities or any delay in exercising any rights hereunder or under the Company's Certificate of Incorporation shall operate as a waiver of any rights of any such holders. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

       6.2 Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement.

       6.3 Successors and Assigns Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto.

       6.4 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

       6.5 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Company, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

       If to the Company to:

              Intrepid Food Holdings, Inc.
              135 South LaSalle Street, Suite 3800
              Chicago, Illinois 60603
              Attention: President





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       If to the Purchasers or the Founder, to the addresses specified on
Schedule 1.1 hereof.

       6.6 Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the internal law and not the law of conflicts, of the State of Illinois, and the performance of the obligations imposed by this Agreement shall be governed by the laws of the State of Illinois applicable to contracts made and wholly to be performed in that state.

       6.7 Exhibits and Schedules. All exhibits and schedules hereto are an integral part of this Agreement.

       6.8 Exchange of Certificates. Upon surrender by any holder to the Company of any certificate or certificates evidencing Shares, the Company at its expense will issue in exchange therefor, and deliver to such holder, a new certificate or certificates representing such Shares, in such denomination or denominations as may be requested by such holder. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any Shares, and in case of any such loss, theft or destruction, upon delivery of an indemnity agreement satisfactory to the Company (provided that in the case of a financial institution or other institutional investor, its own agreement shall be deemed satisfactory to the Company), or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company at its expense will issue and deliver to any such holder a new certificate evidencing such Shares, in lieu of such lost, stolen, destroyed or mutilated certificate.

       6.9 Transaction Fees. The Company shall pay the legal fees and expenses of the Founder and each of the Purchasers incurred in connection with the negotiation and execution of this Agreement. At the Closing, the Company shall, pursuant to Section 21(a) of the Stockholders Agreement, cause Health Valley to pay to Frontenac Company a fee equal to $100,000 with respect to the acquisition of The Bread Shop.

       6.10 Final Agreement. This Agreement, together with the Stockholders Agreement and the Registration Agreement, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

       6.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


                  [Remainder of Page Intentionally Left Blank.
                            Signature page follows.]





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       The parties hereto have executed and delivered this Agreement as of the date first set forth above.


                                               INTREPID FOOD HOLDINGS, INC., A
                                               Delaware corporation


                                               By:    /S/ William R. Voss
                                                  -----------------------------
                                               Its:   President
                                                   ----------------------------


                                               PURCHASERS:

                                               FRONTENAC VI LIMITED
                                               PARTNERSHIP

                                               By:    Frontenac Company
                                               Its:   General Partner


                                               By:    /S/ R.S. McEniry
                                                  -----------------------------
                                                             a partner


                                               STATE OF WISCONSIN
                                                 INVESTMENT BOARD


                                               By:    /S/ Jon Vanderploeg
                                                  -----------------------------
                                               Its:   Portfolio Manager
                                                   ----------------------------


                                               FOUNDER:


                                               /S/    William R. Voss
                                               --------------------------------
                                               William R. Voss





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